N-CSR Certification Exhibit [EX-99.1.CERT]

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the Vantagepoint Funds (the “Fund”) on Form N-CSR for the period ending June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), the undersigned hereby certifies that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ Robert Schultze
Robert Schultze, Principal Executive Officer

Date: September 6, 2016

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the Vantagepoint Funds (the “Fund”) on Form N-CSR for the period ending June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), the undersigned hereby certifies that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

/s/ Michael Guarasci
Michael Guarasci, Principal Financial Officer

Date: September 6, 2016